                                                                    EXHIBIT 32.2


CERTIFICATION PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Richard J. Smith, Chief Financial Officer Ramco-Gershenson Properties Trust (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1. The Annual Report on Form 10-K of the Company, as amended, for the period ended December 31, 2003 (the "Report') which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                   /s/ Richard J. Smith
                                   -------------------------------
                                   Richard J. Smith
                                   Chief Financial Officer
May 24, 2004